UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 1, 2023

Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38183	81-5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Richmond, Suite 550 Houston, Texas 77042 (713) 935-8900 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 895-8900

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RNGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the ExchangexActx☐

Item 2.02    Results of Operations and Financial Condition
    On March 7, 2023, Ranger Energy Services, Inc. (the “Company”) announced its results for the quarter ending December 31, 2022. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 5.02    Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
    On March 1, 2023, the Board of Directors (the “Board”) of Ranger Energy Services, Inc. (the “Company”) has determined that it is advisable and in the best interests of the Company and its stockholders to reduce the size of its board from nine to seven members to be effective as of the date the Company holds its 2023 Annual General Meeting, which is scheduled for May 12, 2023. The Board has accepted Byron Dunn’s announcement he will not stand for re-election at the 2023 Annual General Meeting and Gerald Cimador’s resignation effective on the date of the 2023 Annual General Meeting, which together will have the effect of achieving the resolved reduction in the Board size from nine to seven members.

Item 9.01    Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

THE INFORMATION FURNISHED UNDER ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT ASxOTHERWISExEXPRESSLYxSTATEDxINxSUCHxFILING.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ranger Energy Services, Inc.

/s/ Melissa Cougle	March 7, 2023
Melissa Cougle	Date
Chief Financial Officer
(Principal Financial Officer)